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                             RS INVESTMENT TRUST

                            PROSPECTUS SUPPLEMENT
                       TO PROSPECTUS DATED MAY 1, 2004

RS PARTNERS FUND

The following sentence is added at the bottom of page 26 of the Prospectus, immediately below the table entitled "Average Annual Total Returns":
"BEGINNING JULY 30, 2004, THE RS PARTNERS FUND WILL BE OFFERED ONLY TO CERTAIN INVESTORS. SEE 'OTHER INFORMATION ABOUT PURCHASING SHARES' ON PAGE 38."

The first sentence of the first paragraph under "Other Information About Purchasing Shares" on page 38 of the Prospectus is deleted in its entirety and replaced with the following: "Each of the RS Emerging Growth Fund, RS Diversified Growth Fund, and RS Partners Fund (beginning July 30, 2004) is currently offered (by purchase or exchange) only to existing investors, certain retirement plans and retirement plan providers, investors purchasing shares through certain financial institutions, employees of RS Investments and its affiliates and their family members, and Trustees of the Trust and their family members."

The fourth sentence of the first paragraph under "Exchanges" on page 41 of the Prospectus is deleted in its entirety and replaced with the following:
"(You may not exchange shares of a Fund for shares of the RS Emerging Growth Fund, RS Diversified Growth Fund, or RS Partners Fund (beginning July 30,
2004), unless you are currently a shareholder of that Fund or you are otherwise eligible to purchase shares of that Fund.)"

The following sentence is added immediately below the second sentence following the table on page 53 of the Prospectus: "Beginning July 30, 2004, the RS Partners Fund will be offered only to certain investors. See 'Other Information About Purchasing Shares' on page 38."

July 26, 2004